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                               AMENDMENT NO. 1
                                     to
                          AIRCRAFT LEASE AGREEMENT


      THIS LEASE AMENDMENT is made this _____ day of November, 1992, by and between INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation, whose address and principal place of business is 1999 Avenue of the Stars, 39th Floor, Los Angeles, California 90067 (hereinafter referred to as "LESSOR"), and WORLD AIRWAYS, INC., a Delaware corporation whose address and principal place of business is at 13873 Park Center Road, Herndon, Virginia 22071 (hereinafter referred to as "LESSEE").

RECITALS
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       A.   LESSOR and LESSEE have previously entered into that certain
`Aircraft Lease Agreement dated September 30, 1992 (the "Lease"), relating to one (1) McDonnell Douglas MD-11 aircraft, bearing Manufacturer's serial No. 48518, and FAA registration number N271WA (the "Aircraft").

       B. LESSOR and LESSEE now desire to amend the Lease as set forth below.

       In consideration of the terms and conditions set forth in the Lease and set forth below, LESSOR and LESSEE hereby agree as follows:

1. Exhibits A, B, C, D, E, F, G, H, I, J, K, L, M, N, O, P and Q of the Lease are hereby deleted in their entirety and replaced with the Exhibits set forth on the following pages of this Amendment No. 1.

2. Articles 6.2 of the Lease is hereby amended by adding the following to the end thereof:

                "LESSOR agrees that upon the request of LESSEE, LESSOR will provide LESSEE with copies of all written communications between LESSOR and Manufacturer relating to the Aircraft to the extent not related to the price of the Aircraft."


3. Article 24.14(a) of the Lease is hereby amended by adding the following to the end thereof:

                "Notwithstanding anything to the contrary set forth in Article
12.10 hereof, for the purpose of the inspections described in this Article 24.14(a), LESSOR agrees that no more than four (4) inspectors will be on the Aircraft at any one
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           time and no more than three (3) inspectors will be at LESSEE's premises inspecting the Aircraft Documentation at any one time."

4. Any requirements in the Lease that information described in Exhibit P be delivered by LESSEE shall only mean any such information as is applicable to the Aircraft.

5. Except as specifically set forth in this Amendment, all terms and conditions of the Lease will remain in full force and effect during the Term of the Lease.

      IN WITNESS WHEREOF, LESSOR AND LESSEE have caused this Amendment No. 1 to Aircraft Lease Agreement dated September 30, 1992, to be executed by their respective officers on the day and year first written above.

INTERNATIONAL LEASE FINANCE                    WORLD AIRWAYS, INC.
CORPORATION

By: /s/                                          By: /s/
    ______________________                           ____________________

Its: Senior Vice President                      Its:     C.E.O
     _____________________                           ____________________

Date:                                           Date:
     _____________________                           ____________________